UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 21, 2007 (March 20, 2007)

HIRSCH INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23434	11-2230715

(Commission File Number)	(IRS Employer Identification No.)

50 Engineers Road, Hauppauge, New York	11788

(Address of Principal Executive Offices)	(Zip Code)

(631) 436-7100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 20, 2007, Hirsch International Corp. announced its financial results for the fiscal quarter and year ended December 31, 2006. A copy of the press release is furnished with this report as Exhibit 99.1 and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated March 20, 2007

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRSCH INTERNATIONAL CORP.

Date: March 21, 2007	By:	/s/ Beverly Eichel

Beverly Eichel Executive Vice President - Finance, Chief Financial Officer and Secretary